Jefferies Specialty and Post-Acute Services Conference June 15, 2004 (r)

Select Medical Corporation This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company's filings with the Securities and Exchange commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to "Select" used throughout this presentation refer to Select Medical Corporation and its subsidiaries. 2

Presentation Business Overview Financial Performance 3

Business Overview Founded 1996 Two lines of business in health care services IPO - April 2001 NYSE - SEM 2003 Revenues - $1.4 billion 4

Recent Highlights Completed the acquisition of Kessler Rehabilitation Corporation - September 2003 Implementation during 2003 of PPS for Long Term Acute Care Hospitals Two-for-One stock split - December 2003 Quarterly cash dividends of $0.03 per share (split adjusted) - 12/03, 03/04 and 06/04 5

Recent Headlines CMS "Proposed Rule" regarding Hospitals in Hospitals 6

Select Medical Operations Largest operator of long term acute care hospitals 79 hospitals operating in 24 states 75 operate as hospital within a hospital model Four acute medical rehabilitation hospitals in New Jersey Second largest operator of outpatient rehabilitation clinics 777 clinics operating in 27 states, DC, and 7 Canadian provinces 7 Note: As of March 31, 2004

Revenue 1997 8.2 1998 109.02 1999 333.66 2000 589.68 2001 701.71 2002 824.34 2003 1022.04 2004 1227.06 Revenue Growth Net Revenue ($ in millions) (1) 1997 - 2004 Estimated 2004 Estimate represents mid-point of guidance range. 8 CAGR: 105% (1) $1,396.8 Estimate $1,677.0

Adjusted EBITDA Growth Adjusted EBITDA (EBITDA $ in Million) EBITDA Outpatient Other (1) 1997 -2.546 0 0 1998 3.6 -12.152 1999 42.2 -16.382 2000 91.7 -18.3 2001 112 -19.743 2002 127.3 313.2 2003 185.2 CAGR: 120% (1) 1998 - 2003 9 ($ in millions) $185.2

Performance EPS - Adjusted for 2-for-1 stock split in December 2003 10 CAGR: 49% (1) (1) 2001 - 2004 Estimated 2004 Estimate represents mid-point of guidance range. 2001 2002 2003 2004 Estimate

Balanced Business and Payor Mix Inpatient 0.63 Outpatient 0.36 Other 0.01 Revenue By Business Medicare 0.47 Commercial/Other 0.51 Commercial/ Other Medicaid 0.02 Revenue By Payor Commercial/ Other 51% Note: For twelve months ended March 31, 2004 Medicaid 2% Diversified Mix of Business and Payor Sources 11 Outpatient 36% Inpatient 63%

Select Specialty Hospitals

Select Specialty Hospitals 13 79 long term acute care hospitals in 24 states (total beds = 2,934) 75 operate as hospital-within-a-hospital Four acute medical rehabilitation hospitals in New Jersey (total beds = 322) Note: As of March 31, 2004

Specialty Hospital Growth 1998 1999 2000 2001 2002 2003 Existing 39 44 54 64 72 83 14 39 44 54 64 72 83

Specialty Hospital Adjusted EBITDA Margin Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 East 0.105 0.114 0.106 0.127 0.139 0.16 0.173 0.202 0.214 15 2002 2003 13.9% 16.0% 17.3% 20.2% 2004

Specialty Hospital Payor Mix Note: For twelve months ended March 31, 2004 16 Medicare 0.71 Medicaid 0.02 Commercial/Other 0.27 Commercial/ Other Medicare 71% Medicaid 2% Commercial/ Managed Care 27%

LTACH Industry Fragmented - Approximately 330 hospitals $2.5 - $3.0 billion revenues per year Select - 42% market share of hospital within hospital 17

Diagnostic Categories - LTACH Neuromuscular Respiratory Cardiac Wound Renal Cancer Other East 28 33 11 10 3 2 13 18 Note: For the twelve months ended December 31, 2003

Discharge Disposition - LTACH Home Expirations SNF/ALF Acute Rehab Other East 38 15 26 12 8 1 19 Note: For twelve months ended December 31, 2003

LTAC Hospital Development Leasehold Improvements = $600,000 Equipment = $400,000 Working Capital = $2,000,000 Start-up Losses = $600,000 $3.6 Million Investment { Return on Invested Capital > 35% 20

LTACH Reimbursement October 1, 2002 - Prospective Payment System (PPS) DRG based system Budget neutral New system favors high acuity patient population, lower cost provider 21

Current Regulatory Adjustments 3.1% Medicare payment rate increase beginning July 1, 2004 5.5% reduction (to 0.5%) of the 6% "reduction" for cost of PPS transition beginning July 1, 2004 22

Hospital in Hospital Proposed Rule Creates a "Patient Quota" system Limit of 25% of patients from Host Hospital Select Impact Alternatives 23

Kessler Rehabilitation Acquisition

Kessler Rehabilitation Acquisition Completed Effective September 1, 2003 Established 1948 in West Orange, New Jersey Ranked among Nation's Best Rehabilitation Hospitals by "U.S. News and World Report" for 12 Consecutive Years 2003 - #1 Northeast, #6 in United States Premier, Nationally Recognized Brand 25

Kessler Rehabilitation Four Rehabilitation Hospitals in New Jersey - 322 licensed beds 92 outpatient rehabilitation clinics in ten states (consolidated/closed 24 clinics through March 31, 2004) One SNF facility in New Jersey - 196 beds Contract therapy, DME, home infusion, workplace rehab 26

Kessler Rehabilitation 2003 Revenues - $212.4 million Select Purchase Price - $230.0 million 2002 Proforma Adjusted EBITDA $34.2M = 6.7x purchase multiple 27

Strategic Acquisition Inpatient Rehabilitation Platform Leverage Brand Name Favorable Payor Mix Highly Regulated State (New Jersey) Significant Geographic Leverage in Outpatient Operations 28

Select/Kessler Outpatient Rehabilitation

Outpatient Rehabilitation Select Medical with Kessler 777 clinics in 27 states, D.C. and 7 Canadian provinces 640 owned U.S. clinics 101 owned Canadian clinics 36 managed clinics 30 Note: As of March 31, 2004

Industry $35.0 billion industry CAGR of 5% Predominantly commercial pay Recognized as cost effective 31

Select Outpatient Adjusted EBITDA Margin 32 2000 2001 2002 2003 Q1 '04 Select 0.157 0.173 0.167 0.142 0.157

Outpatient Margin Decline 2002-2003 250 Basis Point Annual Decrease Clinic consolidation (formerly managed) - 60 basis points Kessler acquisition - 80 basis points Macro-economic climate Increasing co-pays and self-pay Decline in visits/new patient New patient volumes remain constant 33

1998 1999 2000 2001 2002 2003 Q1 '04 East 115 658 679 717 737 790 777 Outpatient Clinic Growth 34 Select Outpatient Rehabilitation Clinics NovaCare Represents total clinics owned and operated through management arrangements. Kessler

Outpatient Rate Legend Text Inpatient Outpatient 1Q 79 2Q 78 3Q 79 4Q 78 1Q 81 2Q 81 3Q 82 4Q 84 1Q 86 2Q 86 3Q 87 4Q 87 1Q 88 2Q 88 3Q 87 4Q 86 1Q 91 35 2000 2001 2002 U.S. Outpatient Net Revenue per Visit 2003 2004

Outpatient Rehabilitation Payor Mix Note: For twelve months ended March 31, 2004 36 Commercial/Managed Care 70 Capitation 2 Medicare 9 Commercial/ Other Workers Comp. 19 Commercial/ Managed Care 70% Workers Comp. 19% Medicare 9% Capitation 2%

Financial Overview

Specialty Hospital Performance Net Revenue Adjusted EBITDA 63% $15.7 $25.5 38 ($ in millions) Q1 '02 Q1 '03 $58.4 129% Q1 '04 $148.8 $183.4 $272.9 23% 49% Q1 '02 Q1 '03 Q1 '04

Outpatient Rehabilitation Performance Q1 '02 Q1 '03 Q1 '04 21 19.5 22.9 Q1 '02 Q1 '03 Q1 '04 119.7 125.6 145.7 Net Revenue Adjusted EBITDA 5% (7%) $119.7 $125.6 $21.0 $19.5 39 ($ in millions) Q1 '02 Q1 '03 Q1 '02 Q1 '03 16% Q1 '04 $145.7 $22.9 17% Q1 '04

Strong ROIC - Development (000's) (1) Average annual Adjusted EBITDA over 3 year period. (2) Includes start-up period prior to generation of Adjusted EBITDA: Hospitals - 6 months O/P Rehab - 3 months 40

Improved Receivables Management Legend Text Inpatient Outpatient 1Q 111 2Q 106 3Q 121 4Q 119 1Q 89 2Q 81 3Q 86 4Q 85 1Q 81 2Q 80 3Q 79 4Q 77 1Q 74 2Q 76 3Q 76 4Q 73 1Q 64 2Q 56 3Q 54 4Q 52 1Q 49 One Day Improvement in DSO Equals $4.6 million 41 Days Sales Outstanding 1999 2000 2001 2002 2003 2004

Free Cash Flow 42

Rapid Deleveraging ($ in millions) Net Debt Net Debt / Adj. EBITDA 1999 336.8 4.7 2000 299.65 3.3 2001 277.7 2.5 2002 204.16 1.6 2003 202 1 Q1 2004 154 0.7 Pro forma for full year ownership of NovaCare Pro forma for full year ownership of Kessler Rehabilitation, including the add-back of $11.5 million in incremental bad debt expensed pre-closing in 2003 (1) 43 (2) (2)

2004 Financial Objectives 44

Key Selling Points Proven management team Balanced business and payor mix Demonstrated development expertise Impressive financial performance with significant upside potential 45 Attractive long- term industry dynamics Two strong and growing business lines